Vanguard WindsorTM Fund

Supplement to the Prospectus and Summary Prospectus Dated February 25, 2010

Important Change to Vanguard Windsor Fund

Effective immediately, Gregory L. Powell has replaced David Yuen as co-manager of the portion of the Fund managed by AllianceBernstein L.P. Joseph G. Paul will continue to co-manage the portion of the Fund managed by AllianceBernstein. The Fund’s investment objective, strategies, and policies remain unchanged.

Mr. Powell, Portfolio Manager at AllianceBernstein, has worked in investment management and has been with AllianceBernstein since 1997. He holds a B.A. from the University of California, Santa Barbara, and an M.A. and a Ph.D. from Northwestern University.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor. PS22 072010

Vanguard WindsorTM Funds

Supplement to the Statement of Additional Information Dated February 25, 2010

Important Change to Vanguard Windsor Fund

Effective immediately, Gregory L. Powell has replaced David Yuen as co-manager of the portion of the Fund managed by AllianceBernstein L.P. Joseph G. Paul will continue to co-manage the portion of the Fund managed by AllianceBernstein. The Fund’s investment objective, strategies, and policies remain unchanged.

Mr. Powell, Portfolio Manager at AllianceBernstein, has worked in investment management and has been with AllianceBernstein since 1997. He holds a B.A. from the University of California, Santa Barbara, and an M.A. and a Ph.D. from Northwestern University.

Statement of Additional Information Text Changes

Beginning on page B-31, the text under the heading “1. Other Accounts Managed” is replaced with the following:

The management of and investment decisions for the AllianceBernstein Portfolio are made by the North American Value Investment Policy Group, made up of senior North American Value Investment Team members. The North American Value Investment Policy Group relies heavily on the fundamental analysis and research of the advisor’s large internal research staff. The members of the North American Value Investment Policy Group with the most significant responsibility for the day-to-day management of the AllianceBernstein Portfolio of the Windsor Fund are: Joseph G. Paul and Gregory L. Powell.

Mr. Paul and Mr. Powell co-manage a portion of the Windsor Fund; as of May 31, 2010, the Fund held assets of $12.4 billion. As of May 31, 2010, Mr. Paul and Mr. Powell jointly managed 164 other registered investment companies with total assets of $26.1 billion (advisory fees based on account performance for two of these accounts with total assets of $2.5 billion), 224 other pooled investment vehicles with total assets of $13.3 billion (advisory fees based on account performance for seven of these accounts with total assets of $325 million), and 33,898 other accounts with total assets of $66.1 billion (advisory fees based on account performance for 53 of these accounts with total assets of $5 billion). Mr. Paul and Mr. Powell manage these accounts as members of the North American Value Investment Policy Group, and neither Mr. Paul nor Mr. Powell manages any accounts on an individual basis.

As of May 31, 2010, Mr. Paul also co-managed 43 other registered investment companies with total assets of $2 billion, 76 other pooled investment vehicles with total assets of $197 million, and four other accounts with total assets of $292 million (none of which had advisory fees based on account performance).

On page B-33, the statement under the heading “4. Ownership of Securities” is replaced with the following:

As of May 31, 2010, neither Mr. Paul nor Mr. Powell owned shares of the Windsor Fund.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI022 072010